UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Lumera Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Lumera Corporation

NOTICE OF 2005 ANNUAL MEETING

June 2, 2005

Dear Lumera Shareholder:

The Annual Meeting of Shareholders of Lumera Corporation (The “Company”), will be held at the Bellevue Club, 11200 SE 6th Street, Bellevue, Washington, 98004 on June 2, 2005, at 9:30 a.m. for the following purposes:

1. To elect six directors to serve until the next annual meeting; and

2. To conduct any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

Details of the business to be conducted at the meeting are more fully described in the accompanying Proxy Statement. Please read it carefully before casting your vote.

If you were a shareholder of record on April 6, 2005, you will be entitled to vote on the above matters. A list of shareholders as of the record date will be available for shareholder inspection at the headquarters of the Company, 19910 North Creek Parkway, Bothell, Washington 98011, during ordinary business hours, from May 30, 2005 to the date of our Annual Meeting. The list also will be available for inspection at the Annual Meeting.

Important!

Whether or not you plan to attend the annual meeting, your vote is very important.

After reading the enclosed Proxy Statement, you are encouraged to vote by (1) toll-free telephone call, (2) the Internet or (3) completing, signing and dating the enclosed proxy card and returning it as soon as possible in the accompanying postage prepaid (if mailed in the U.S) return envelope. If you are voting by telephone or the Internet, please follow the instructions on the proxy card. You may revoke your proxy at any time before it is voted by following the instructions provided below.

If you need assistance voting your shares, please call

Investor Relations at (425) 398-6546

The Board of Directors recommends a vote FOR election of six directors.

At the meeting, you will have an opportunity to ask questions about the Company and its operations. You may attend the meeting and vote your shares in person even if you return your proxy card or vote by telephone or Internet. Your proxy (including a proxy granted by telephone or the Internet) may be revoked by sending in another signed proxy card with a later date, sending a letter revoking your proxy to the Company’s Secretary in Bothell, Washington, voting again by telephone or Internet, or attending the Annual Meeting and voting in person.

We look forward to seeing you. Thank you for your ongoing support of and interest in Lumera Corporation.

Sincerely,

Thomas D. Mino Chief Executive Officer

April 22, 2005

Bothell, Washington

Lumera Corporation

19910 North Creek Parkway

Bothell, Washington 98011

PROXY STATEMENT FOR ANNUAL MEETING

OF SHAREHOLDERS

June 2, 2005

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did you send me this Proxy Statement?

A:	We sent you this Proxy Statement and the enclosed proxy card because the board of directors of the Company (the “Board” or the “Board of Directors”) is soliciting your proxy to vote at the 2005 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held at the Bellevue Club, 11200 SE 6th Street, Bellevue, Washington, 98004 on June 2, 2005, at 9:30 a.m.

This Proxy Statement summarizes the information regarding the matters to be voted upon at the Annual Meeting. You do not need to attend the Annual Meeting, however, to vote your shares. You may simply complete, sign, and return the enclosed proxy card or vote your shares by telephone or over the Internet in accordance with the instructions contained on the proxy card.

On April 6, 2005, our “record date” for determining shareholders entitled to vote at the Annual Meeting, there were 16,574,555 shares of common stock of the Company outstanding. If you owned shares of our common stock at the close of business on the record date, you are entitled to one vote for each share of common stock you owned as of that date. We began mailing this Proxy Statement on or about April 22, 2005 to all shareholders entitled to vote their shares at the Annual Meeting.

Q:	How many votes do I have?

A:	You have one vote for each share of common stock that you owned on the record date. The proxy card will indicate the number of shares.

Q:	How do I vote by proxy?

A:	If you properly cast your vote by both executing and returning the enclosed proxy card or by voting your proxy by telephone or via the Internet, and your vote is not subsequently revoked by you, your vote will be voted in accordance with your instructions. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board “FOR” electing all six nominees for Director.

If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time we printed this Proxy Statement, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

Q:	May my broker vote for me?

A:	Under the rules of the National Association of Securities Dealers, if your broker holds your shares in its “street” name, the broker may vote your shares on routine matters even if it does not receive instructions from you. At the Annual Meeting your broker may, without instructions from you, vote on the proposal to elect directors.

Q: What are abstentions and broker non-votes?

A:	An abstention represents the action by a shareholder to refrain from voting “for” or “against” a proposal. “Broker non-votes” represent votes that could have been cast on a particular matter by a broker, as a shareholder of record, but that were not cast because the broker (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares, or (ii) had discretionary voting authority but nevertheless refrained from voting on the matter.

Q:	May I revoke my proxy?

A:	Yes. You may change your mind after you send in your proxy card or vote your shares by telephone, via the Internet or at the Annual Meeting by following these procedures. To revoke your proxy:

•	Send in another signed proxy card with a later date;

•	Send a letter revoking your proxy to Lumera’s Secretary at the Company’s offices in Bothell, Washington;

•	Vote again by telephone or Internet; or

•	Attend the Annual Meeting and vote in person.

Q:	How do I vote in person?

A:	If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. If your shares are held in the name of your broker, bank, or other nominee, you must bring an account statement or letter from that broker, bank, or nominee. The account statement or letter must show that you were the direct or indirect beneficial owner of the shares on April 6, 2005, the record date for voting. Alternatively, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Annual Meeting.

Q:	What is the quorum requirement for the meeting?

A:	The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:	What vote is required to approve the election of directors?

A:	The six nominees for director who receive the most votes will be elected. So, if you do not vote for a nominee, or you “withhold authority to vote” for a nominee, your vote will not count either “for” or “against” the nominee. Abstentions and “broker non-votes” will have no effect on the outcome of voting for directors.

Q:	Is voting confidential?

A:	We keep all the proxies and ballots private as a matter of practice.

Q:	What are the costs of soliciting these proxies?

A:	The Company will pay all the costs of soliciting these proxies. In addition to the solicitation of proxies by mail, our officers and employees also may solicit proxies by telephone, fax or other electronic means of communication, or in person. We will reimburse banks, brokers, nominees, and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

Q:	Who should I call if I have any questions?

A:	If you have any questions about the Annual Meeting, voting or your ownership of Lumera common stock, please call us at (425) 398-6546 or send an e-mail to hjaillet@lumera.com.

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

Proposal—Election of Directors

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations of the Company. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives, and our principal advisers by reading the reports and other materials that we send them regularly and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve. Proxies cannot be voted for a greater number of persons than the number of nominees named. We currently have one vacancy on our Board of Directors, which we intend to fill as soon as practicable.

If any nominee is unable to stand for election, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. All of the nominees are currently directors of the Company. The Company is not aware that any nominee is or will be unable to stand for election.

Proxies received from shareholders, unless directed otherwise, will be voted FOR the election of the nominees listed below. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES NAMED BELOW AS DIRECTORS OF THE COMPANY.

Set forth below are the name, age and position held of each of the nominees for director of the Company. The principal occupation and recent employment history of each of the nominees are described below, and the number of shares of common stock beneficially owned by each nominee as of March 31, 2005, is set forth on page 14.

Name	Age	Position
Thomas D. Mino	58	Chief Executive Officer, President and Director
Fraser Black (1) (2) (3) *	44	Director
Donald Guthrie (1) (2) (3) *	49	Director
C. James Judson (2) (3) *	60	Director
Robert A. Ratliffe (1) *	44	Chairman of the Board, Director
Richard F. Rutkowski	49	Director

*	Independent Directors
(1)	Member of the Compensation Committee
(2)	Member of the Audit Committee
(3)	Member of the Nominating and Corporate Governance Committee

Thomas D. Mino has served as Chief Executive Officer, President and a director since September 2001. From November 1999 to September 2001, he served as Vice President and General Manager of the high-speed long-haul business unit of Agere Systems Inc., an optical components supplier. From 1991 to October 1998, Mr. Mino served as President and Chief Executive Officer of Synergy Semiconductor Corp., a specialty high-speed semiconductor manufacturer. Mr. Mino has a B.S.E.E. degree in Electrical Engineering from the University of Pittsburgh.

Robert A. Ratliffe has served as a director since February 2000 and as Chairman of the Board since May 2004. Since April 2004, Mr. Ratliffe has served as Senior Vice President/Capital Markets of Kennedy Associates Real Estate Counsel, Inc., a real estate investment company, and as its Vice President from July 2003 to April 2004. From 1994 to June 2003, he served as Vice President and Principal of Eagle River, Inc., an investment company specializing in the telecommunications and technology sectors. Mr. Ratliffe has a B.A. degree in Political Science from the University of Washington. Mr. Ratliffe currently serves as a director of Microvision, an optical materials technology company.

Richard F. Rutkowski, a founder of Lumera, has served as a director since January 2000 and Vice Chairman since February 2000. From January 2000 to September 2001, Mr. Rutkowski served as our President. Since 1995, Mr. Rutkowski has served as Chief Executive Officer and a director of Microvision, and as its President from 1996 to August 2002.

C. James Judson joined the Board of Directors in August 2004. From 1975 to 1994, Mr. Judson was general counsel for Port Blakely Tree Farms. From 1982 to 1994, Mr. Judson was general counsel for Merrill & Ring. From 1988 to 1994, Mr. Judson was general counsel for the Seattle Seahawks. In 1995, Mr. Judson was a co-founder of Eagle River Investments, LLC, a Kirkland—based venture capital fund that focused on communications. Since 1975, Mr. Judson has been a business law partner at Davis Wright Tremaine in Seattle. Mr. Judson has a B.A. from Stanford University in Economics and an L.L.B. from Stanford Law School. Mr. Judson currently serves as a director of China Unicom Limited, Garrett and Ring, Port Blakely Tree Farms, The Joshua Green Corporation, Sonata Capital, and Airbiquity.

Fraser Black joined the Board of Directors in August 2004. Since 1998, Mr. Black has served as a Managing Partner at Pioneer Square Properties, a real estate property management and development company. From 1995 to 1998, Mr. Black served as Chief Financial Officer of ONYX Software, a CRM enterprise software developer. Mr. Black has an A.B. in Geology from Harvard College and an M.B.A. from Stanford Graduate School of Business.

Donald Guthrie joined the Board of Directors in August 2004. Since 1995, Mr. Guthrie has served as Vice Chairman of the Western Wireless Corporation, a wireless communications company, where he also served as Chief Financial Officer from February 1997 to May 1999. From 1995 to 2002, Mr. Guthrie served as Vice Chairman of VoiceStream Wireless, a wireless communications company, now T-Mobile USA subsequent to its acquisition by Deutsche Telekom AG. From 1986 to 1995, Mr. Guthrie served as Senior Vice President and Treasurer of McCaw Cellular and, from 1990 to 1995, as Senior Vice President—Finance for LIN Broadcasting. Mr. Guthrie has a B.A. in Economics and Statistics from the University of California, Berkeley and an M.B.A. from the Wharton School of the University of Pennsylvania.

Board Meetings and Committees

The Board of Directors met nine times during 2004. Each incumbent director attended at least 75% of the aggregate meetings of the Board and meetings of the Board committees on which they served. The Board also approved certain actions by unanimous written consent.

Independence Determination

No Director will be deemed to be independent unless the Board affirmatively determines that the Director has no material relationship with the Company, directly or as an officer, share owner, or partner of an organization that has a relationship with the Company. The Board observes all criteria for independence set forth in the NASDAQ listing standards and other governing laws and regulations.

In its annual review of Director independence, the Board considers all commercial, banking, consulting, legal, accounting, charitable, or other business relationships any Director may have with the Company. As a result of its annual review, the Board has determined that all of the Directors, with the exception of Thomas D. Mino and Richard F. Rutkowski, are independent. The Independent Directors are identified by an asterisk on the preceding table which lists each of the Directors.

Committees

The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Board of Directors has adopted a written charter for each of these Committees; the full text of each charter is available on the Company’s website located at www.Lumera.com. Additionally, a copy of the Audit Committee Charter is attached as Appendix A hereto.

The Audit Committee

The Audit Committee assists the Board of Directors by monitoring and overseeing: (1) the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company, (2) the integrity of the financial statements of the Company, (3) compliance by the Company with legal and regulatory requirements, and (4) the performance of the Company’s internal finance and accounting personnel and its independent auditors. Messrs. Guthrie, Black, and Judson currently serve on the Audit Committee, with Mr. Guthrie serving as Chairman. The Audit Committee, which was formed in July 2004, met three times during the last half of 2004. Additional information relating to the Audit Committee appears below under the heading “Audit Committee Report,” beginning on page 19.

The Compensation Committee

The Compensation Committee makes decisions on behalf of, and recommendations to, the Board regarding salaries, incentives and other forms of compensation for directors, officers, and other key employees, and administers policies relating to compensation and benefits. The Compensation Committee’s Report on Executive Compensation for 2004 is set forth below beginning on page 12. Messrs. Black, Ratliffe and Guthrie currently serve as members of the Compensation Committee, with Mr. Black serving as Chairman. The Compensation Committee, which was formed in July 2004, met once during 2004.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee: (1) counsels the Board of Directors with respect to Board and Committee structure and membership, and (2) reviews and develops the Company’s corporate governance guidelines. In fulfilling its duties, the Nominating and Corporate Governance Committee, among other things, will:

•	Present to the Board timely prior to the annual meeting, a list of those individuals recommended for nomination for election to the Board of Directors at the Annual Meeting of Shareholders;

•	In the event that a director vacancy arises, seek and identify a qualified director nominee to be recommended to the Board for either appointment by the Board to serve the remainder of the term of the director position that is vacant or election at the shareholders’ annual meeting;

•	Evaluate annually the performance and effectiveness of the Board, its committees and its individual directors to ensure that the directors are fulfilling their responsibilities in a manner that effectively serves the interests of the Company’s shareholders;

•	Review corporate governance developments and where appropriate to make recommendations to the Board, or other committees, regarding corporate governance matters and practices;

•	Make recommendations regarding the election of the CEO and the adoption of appropriate processes to ensure development plans for the CEO; and

•	Serve as an objective and concerned party should an employee wish to register a complaint against the company regarding its ethical conduct without fear of retaliation.

The Nominating and Corporate Governance Committee was formed in July 2004 and is composed of Messrs. Judson, Guthrie and Black, all Independent Directors of the Company, with Mr. Judson serving as the Chairman. The Nominating and Corporate Governance Committee was formed in July 2004 and met once in 2004.

The Nominating and Corporate Governance Committee will consider recommendations for directorships submitted by shareholders, or groups of shareholders, that have beneficially owned at least 5% of the Company’s outstanding shares of common stock for at least one year prior to the date the nominating shareholder submits a candidate for nomination as a Director. A nominating shareholder or group of nominating shareholders may submit only one candidate for consideration. Shareholders who wish the Nominating and Corporate Governance Committee to consider their recommendations for nominees for the position of Director should submit their request in writing no later than the 120th calendar day before the anniversary of the date the prior year’s annual meeting proxy statement was released to shareholders. Such written requests should be submitted to the Nominating and Corporate Governance Committee care of the Corporate Secretary, Lumera Corporation, P.O. Box 3040, Bothell, Washington, 98041, and must contain the following information:

•	The name, address, and number of shares of common stock beneficially owned by the nominating shareholder and each participant in a nominating shareholder group (including the name and address of all beneficial owners of more than 5% of the equity interests of an nominating shareholder or participant in a nominating shareholder group);

•	A representation that the nominating shareholder, or nominating shareholder group, has been the beneficial owner of more than 5% of the Company’s outstanding shares of common stock for at least one year and will continue to beneficially own at least 5% of the Company’s outstanding shares of common stock through the date of the annual meeting;

•	A description of all relationships, arrangements, or understandings between or among the nominating shareholder (or any participant in a nominating shareholder group) and the candidate or any other person or entity regarding the candidate, including the name of such person or entity;

•	All information regarding the candidate that the Company would be required to disclose in a proxy statement filed pursuant to the rules and regulations of the Securities and Exchange Commission with respect to a meeting at which the candidate would stand for election;

•	Confirmation that the candidate is independent, with respect to the Company, under the independence requirements established by the Company, the Securities and Exchange Commission, and NASDAQ listing requirements, or, if the candidate is not independent with respect to the Company under all such criteria, a description of the reasons why the candidate is not independent;

•	The consent of the candidate to be named as a nominee and to serve as a member of the Board if nominated and elected;

•	A representation signed by the candidate that if elected he or she will: (1) represent all shareholders of the Company in accordance with applicable laws, and the Company’s certificate of incorporation, by-laws, and other policies; (2) comply with all rules, policies, or requirements generally applicable to non-employee directors; and (3) upon request, complete and sign customary Directors and Officers Questionnaires.

In its assessment of each potential candidate, the Nominating and Corporate Governance Committee will review the nominee’s judgment, experience, independence, understanding of the Company’s or other related industries and such other factors the Nominating and Corporate Governance Committee determines are pertinent in light of the current needs of the Board. The Nominating and Corporate Governance Committee will also take into account the ability of a Director to devote the time and effort necessary to fulfill his or her responsibilities.

Nominees may be suggested by Directors, members of management, and, as described above, by shareholders. In identifying and considering candidates for nomination to the Board, the Nominating and Corporate Governance Committee considers, in addition to the requirements set out in the Nominating and Corporate Governance Committee charter, quality of experience, the needs of the Company and the range of talent and experience represented on the Board.

Shareholder Communication with the Board of Directors

The Company has adopted written procedures establishing a process by which shareholders of the Company can communicate with the Board of Directors regarding various topics related to the Company. A shareholder desiring to communicate with the Board should send his or her written message to the Board of Directors care of the Corporate Secretary, Lumera Corporation, P.O. Box 3040, Bothell, Washington, 98041. Each submission will be forwarded, without editing or alteration, by the Secretary to the Board on or prior to the next scheduled meeting of the Board. The Board will determine the method by which such submission will be reviewed and considered. The Board may also request the submitting shareholder to furnish additional information it may reasonably require or deem necessary to sufficiently review and consider the submission of such shareholder.

Director Compensation

Each Independent Director is granted annually a non-statutory option to purchase 35,000 shares of common stock, the director’s initial grant being made on the date on which he or she is first elected or appointed to the Board of Directors. Such options shall vest as follows: 10,000 shares on the date of grant, and 5,000 shares vest at the end of each succeeding quarter until fully vested. If an Independent Director ceases to be a director for any reason other than death or disability before his or her term expires, then any outstanding unvested options issued under the Director Plan to such Independent Director will be forfeited, unless the Director continues in service to the company in another capacity. Options vested as of the date of termination for any reason other than death or disability are exercisable within 90 days following the date of termination. The exercise price for each option is equal to the closing price of the Company’s common stock as reported on the NASDAQ National Market on the date of grant. The options generally expire on the tenth anniversary of the date of grant.

Lumera does not presently have a cash compensation program for its Directors.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is composed entirely of the following Independent Directors: Fraser Black (Chairman), Robert A. Ratliffe and Donald Guthrie. During 2004, none of our executive officers served on the board of directors of any entities that had one or more executive officers serving on our Compensation Committee. No current or past executive officers or employees of the Company serve on our Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our Directors, executive officers, and greater than 10% shareholders file reports with the SEC relating to their initial beneficial ownership of the Company’s securities and any subsequent changes. They must also provide us with copies of the reports.

Based on copies of reports furnished to us, we believe that all of these reporting persons complied with their filing requirements during 2004, except that: Mr. Biere, an executive officer of the Company and Messrs. Black, Guthrie and Judson, all members of the Company’s Board of Directors, each belatedly filed one Statement of Initial Ownership on Form 3 and one Statement of Changes in Beneficial Ownership of Securities on form 4, reporting no initial beneficial ownership and one transaction respectively.

The Company has adopted a code of ethics applicable to the Company’s Directors, officers (including the Company’s principal executive officer, principal financial officer, and principal accounting officer), and employees, known as the Code of Conduct. The Code of Conduct is available on the Company’s website. In the event we amend or waive any of the provisions of the Code of Conduct applicable to our principal executive officer, principal financial officer, or principal accounting officer, we intend to disclose the same on the Company’s website at www.lumera.com.

OTHER BUSINESS

We know of no other matters to be voted on at the Annual Meeting or any adjournment or postponement of the meeting. If, however, other matters are presented for a vote at the meeting, the proxy holders (the individuals designated on the proxy card) will vote your shares according to their judgment on those matters.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive officers are appointed by our Board of Directors and hold office until their successors are elected and duly qualified. In addition to Mr. Mino, who also serves as a Director of the Company, the following persons serve as executive officers of the Company:

Robert J. Petcavich, Ph.D., age 50, has served as Senior Vice President Chief Technology Officer since July 2004 and as Chief Technology Officer since October 2003. From July 1992 to December 2002, Dr. Petcavich served as Chairman, Chief Executive Officer and Chief Technology Officer of Planet Polymer Technologies, Inc., an advanced materials company that he founded in 1991. From 1996 to December 2001, Dr. Petcavich served as the Chairman and Chief Executive Officer of Alife Medical Inc., a natural language processing software services provider that he founded in 1996. Dr. Petcavich has a Ph.D. degree in Polymer Science, an M.S. degree in Solid State Science, and a B.S. degree in Chemistry from Pennsylvania State University. Dr. Petcavich currently serves as a director of Planet Polymer Technologies.

Daniel C. Lykken, age 51, has served as Vice President of Sales and Marketing since April 2004. From February 2003 to February 2004, Mr. Lykken served as Vice President Worldwide Sales of TeleSym Inc., a voice-over-Internet Protocol software company. From February 2002 to February 2003, Mr. Lykken served as a Strategic Account Team Manager of WatchMark Corporation, a service assurance and operational support system software provider. From October 2000 to August 2001, Mr. Lykken served as Director of Sales of Talk2 Technologies, Inc., an enhanced services provider to telecommunication carriers. From November 1999 to October 2000, Mr. Lykken served as Partner and Director of Sales of Meridian Venture Catalyst, LLC, a venture catalyst firm. From June 1999 to November 1999, Mr. Lykken served as Senior Sales Executive of Hitachi Data Systems, a data storage company. In addition, Mr. Lykken served in numerous sales management and sales positions during his more than 8 years at Sequent Computer Systems and during his five years at NCR Corporation. Mr. Lykken has a B.S. degree in Economics from Concordia College.

Peter J. Biere, age 48, has served as Chief Financial Officer and Treasurer of Lumera Corporation since August 2004. From September 2003 to August 2004, Mr. Biere acted as Interim CEO and CFO of Entrées, Inc.. From February 2002 to August 2003, Mr. Biere provided financial consulting services. From July 1999 to January 2002, Mr. Biere served as Chief Financial Officer of Locate Networks, a location-based wireless service provider. From May 1993 to July 1999, Mr. Biere served as Senior Vice President and Chief Financial Officer of Zones, Inc., where he helped lead that company’s initial public offering. Mr. Biere has a B.A. in Accounting and an M.A. in Accounting from the University of Iowa.

Executive Compensation

The following table sets forth the compensation awarded or paid to or earned by our Chief Executive Officer, Senior Vice President and Chief Technology Officer and Vice President, Sales and Marketing and Chief Financial Officer (the “Named Executive Officers”):

Summary Compensation Table

		Annual Compensation
Name and Principal Position	Year	Salary ($)		Bonus ($)	Other Annual Compensation ($) (1)
Tomas D. Mino, Chief Executive Officer, President and Director (2)	2004 2003 2002		$329,062 325,000 257,300	$290,000 146,250 156,250	$ $	— 5,790 18,300

Robert J. Petcavich, Ph.D. Senior Vice President and Chief Technology Officer (3)	2004 2003	$ $	180,000 36,819	$45,000 —		$18,625 —

Daniel C. Lykken Vice President Sales and Marketing (4)	2004		$104,850	$32,000		—

Peter J. Biere Vice President Finance, Chief Financial Officer (5)	2004		$58,669	$32,000		$600

(1)	Other Annual Compensation amounts for 2004 include the contribution of $5,175 and $600 to the accounts of Mr. Petcavich and Mr. Biere under the Company’s qualified 401(k) Retirement Plan and $13,450 in payments made to Mr. Petcavich related to related to reimbursement of relocation expenses, and 2003 include tax gross-up payments of $18,300 made to Mr. Mino related to reimbursement of relocation expenses.
(2)	Mr. Mino joined the Company in September 2001.
(3)	Mr. Petcavich joined the Company in October 2003.
(4)	Mr. Lykken, who joined the company in April 2004, had an annual salary of $160,000 as of December 31, 2004.
(5)	Mr. Biere, who joined the company in August 2004, had an annual salary of $160,000 as of December 31, 2004.

Stock Option Grants in the Last Fiscal Year

The following table provides information regarding stock option grants made to Named Executive Officers during the fiscal year ended December 31, 2004.

Option Grants in Last Fiscal Year

	Number of Securities Underlying Options Granted(#)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Market Price on Date of Grant ($/Sh)(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Name						5% ($)	10% ($)
Thomas D. Mino	150,000	7.3%	$2.00	$5.00	4/2/2014	$921,671	$1,645,307
Daniel C. Lykken	75,000	3.7%	$3.75	$7.00	4/2/2014	$573,920	$1,080,465
Peter J. Biere	75,000	3.7%	$5.80	$5.80	8/18/2014	$273,569	$693,278

(1)

In accordance with Securities and Exchange Commission rule, these columns show gains that could accrue for the respective options, assuming that the market price of Lumera’s common stock appreciates from the date of grant over a period of 10 years at an annualized rate of 5% and 10%, respectively. If the stock price is not greater than the exercise price at the time of exercise, then actual realized value from these options will be zero.

(2)	Market price on the date of grant is only shown when the exercise price is less than the market price of the underlying security on the date of grant.

Aggregated Option Values as of Year End 2004

The following table provides information regarding the aggregate number of options exercised during the fiscal year ended December 31, 2004, by each of the Named Executive Officers and the number of shares subject to both exercisable and un-exercisable stock options as of December 31, 2004.

Aggregated Option Exercises in Last Fiscal

Year and FY-End Option Values

	Shares Acquired On Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2004 (1)		Value of Unexercised In-the-Money Options at December 31, 2004 (2)
Name			Exercisable	Un-exercisable	Exercisable ($)	Un-exercisable ($)
Thomas D. Mino	—	—	350,000	100,000	285,000	570,000
Robert J. Petcavich	—	—	25,000	75,000	142,500	427,500
Daniel C. Lykken	—	—	—	75,000	—	296,250
Peter J. Biere	—	—	—	75,000	—	142,500

(1)	These amounts represent the total number of shares subject to stock options held by Named Executive Officers at December 31, 2004.
(2)	The value of unexercised in-the-money options is based on the difference between $7.70 (the fair market value of the Company’s common stock as reflected by the closing price of the common stock on the NASDAQ National Market as of December 31, 2004) and the exercise price of such options multiplied by the number of shares issuable upon exercise thereof.

In 2001, Mr. Mino received an option grant to purchase an aggregate of 300,000 shares of common stock at $10 per share for service to the Company through September 1, 2004. As of December 31, 2004 these options were fully vested.

In 2003, Mr. Petcavich received an option to purchase an aggregate amount of 100,000 shares of common stock at $2.00 per share for service to the company through October 2, 2007 vesting annually over a four year period.

In 2004, Mr. Mino received an option grant to purchase an aggregate of 150,000 shares of common stock at $2.00 per share for service to the Company through September 1, 2006. One third of Mr. Mino’s shares vested on September 1, 2004 and the remaining shares vest annually over a two year period. Mr. Lykken received an option grant to purchase an aggregate of 75,000 shares of common stock at $3.75 per share for service to the Company through April 22, 2008. Mr. Biere received an option grant to purchase an aggregate of 75,000 shares of common stock at $5.80 per share for service to the Company through August 18, 2008. Mr. Lykken’s and Mr. Biere’s shares vest annually over a four year period.

Employment Agreements

Effective September 3, 2004 the Company entered into an amended and restated employment agreement with Mr. Mino extending his service period as the Company’s Chief Executive Officer through September 30, 2007. Under the employment agreement, Mr. Mino receives a base salary and an annual cash performance bonus in an amount determined annually by the Compensation Committee of the Board of Directors (“Compensation Committee”). Mr. Mino also is entitled to all benefits offered generally to the Company’s employees. The

Compensation Committee set Mr. Mino’s minimum annual base salary to $340,000 through September 30, 2007. Upon termination without cause prior to a change of control of the Company, Mr. Mino will be entitled to a severance payment of an amount equal to his current base salary. Upon a termination without cause upon or within 12 months following a change of control of the Company, Mr. Mino will be entitled to a severance payment equal to the sum of twice times his current base salary and the average cash performance bonus he received in the two preceding calendar years.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee reviews and approves salaries, performance-based incentives and other matters relating to executive compensation, and administers Lumera’s stock option plans, including reviewing and granting stock options to executive officers. The Compensation Committee also reviews and approves various other company compensation policies and matters. The Compensation Committee held one meeting in 2004. The compensation committee currently consists of three non-employee directors, Fraser Black (chairman), Donald Guthrie and Robert A. Ratliffe, all of whom meet the requirements of independence as set forth in the rules and regulations promulgated by the Securities and Exchange Commission and the NASDAQ Stock Market listing standards.

General Compensation Policy

Lumera operates in the extremely competitive and rapidly changing technology industry. The Compensation Committee believes that the compensation programs for our executive officers should be designed to attract, retain and motivate talented executives responsible for our success and should be determined within a competitive framework and based on the achievement of strategic corporate objectives and individual performance and teamwork. Our general compensation philosophy is that total cash compensation should vary with Lumera’s performance in achieving financial and non-financial objectives, and that any long-term incentive compensation should be closely aligned with our stockholders’ interests. Within this overall philosophy, the Compensation Committee’s objectives are to:

•	Offer a total compensation program that takes into consideration the compensation practices of a specifically identified peer group of companies with which we compete for executive talent.

•	Integrate each executive officer’s compensation package with annual and long-term corporate objectives and focus the officer’s attention on the attainment of those objectives.

•	Encourage the creation of shareholder value through the achievement of strategic corporate objectives.

•	Provide annual variable incentive awards that take into account our performance relative to corporate objectives and the individual executive officer’s contributions.

•	Align the financial interests of executive officers with those of shareholders by providing significant equity-based, long-term incentives.

Compensation Components and Process

The Compensation Committee has developed a compensation policy that is designed to attract and retain qualified key executive officers critical to our success. Accordingly, the Compensation Committee makes its decisions based upon the attainment of corporate-wide, team and individual performances. These performances are evaluated in terms of the achievement of strategic and business plan goals, including long-term goals tied to the expansion of our core technology and innovative product development.

In establishing the compensation package of our executive officers, the Compensation Committee has adopted a “total pay” philosophy which includes three major components: (1) base salary set at levels that are commensurate with those of comparable positions at other technology companies; (2) annual bonuses tied to the achievement of strategic corporate and team objectives and individual performance; and (3) long-term, stock-based incentive awards intended to strengthen the mutuality of interests between the executive officers and our shareholders.

The Compensation Committee has adopted a process for evaluating executive compensation that includes:

•	The assistance of an independent consulting firm that will furnish the Compensation Committee with executive compensation data drawn from several nationally recognized surveys of companies within the technology sector.

•	The identification of a peer group of companies with which we compete for executive talent and which have a total capitalization and head count similar to ours and are at approximately the same stage of commercialization, which we will refer to as the peer companies.

•	The comparison of total compensation of our chief executive officer and the other executive officers with their counterparts at the peer companies, including the practices of the peer companies concerning long-term equity compensation.

•	The comparison of officer positions with data from published surveys of comparable positions to determine base salary, target incentives, and total cash compensation.

Base Salary

The Compensation Committee reviews the history of and proposals for the compensation of each of Lumera’s executive officers, including cash and equity-based components. In accordance with our compensation philosophy that total cash compensation should vary with company performance, the Committee establishes executive officers’ base salaries at levels that it believes to be competitive with the average base salaries of executives of companies it considers comparable to Lumera. As a result, a large part of each executive officer’s potential total cash compensation is variable and dependent upon Lumera’s performance.

Incentive Plan (“IP”)

The IP is a cash-based pay-for-performance incentive program, and its purpose is to motivate and reward eligible employees for their contributions to Lumera’s performance by making a large portion of their cash compensation variable and dependent upon Lumera’s performance. IP participants have a higher proportion of their total cash compensation delivered through this pay-for-performance incentive, which equates to more compensation risk for Lumera’s executives than for those of competitor companies due to the relative mix of competitive salary and higher-than-market annual IP pay-for-performance incentive targets. The higher-than-market compensation variability employed by Lumera is closely linked to the company’s annual financial results through lower-than-market total cash compensation in times of poor financial performance. Conversely, in times of excellent performance, the higher variability yields higher-than- market total cash compensation, motivating and rewarding employees for excellent performance.

The incentive formula has three variables: (1) the executive officer’s annual incentive target, (2) Lumera’s revenue and cash flow goals and (3) an individual performance multiplier pre-established each year by the Committee. At the end of each year, the individual’s incentive is calculated by a matrix and the performance multiplier to calculate the actual IP amount for that year. The IP has a cap limiting each individual’s incentive payment to a maximum annual limit of two times target incentive. After the individual incentive amounts are calculated, the Committee reviews and authorizes each participant’s actual incentive payments and has the discretion to reduce (but not increase) a participant’s incentive payment. The IP does not specify criteria that the Committee must use in exercising its discretion to reduce IP payments, and it also does not require the Committee to make any reductions.

Stock Options

To reward and retain employees in a manner that best aligns employees’ interests with stockholders’ interests, Lumera uses stock options as its primary incentive vehicle. The use of stock options will be re-evaluated during 2005 through a compensation philosophy analysis. Our continued focus on growth and innovation at this time has led to continued use of stock options as the primary equity compensation element.

Stock options align employees’ interests precisely with those of other stockholders, because when the price of the stock declines from the price at the grant date, the employee obtains no value.

Lumera’s stock option program is broad-based and covered under the 2000 Stock Option Plan (the ‘2000 Plan’) and 2004 Equity Incentive Plan (the ‘2004 Plan’). The 2000 Plan provided for the granting of stock options to employees, consultants and non-employee directors of the Company. Following the adoption of the 2004 Plan in July 2004, no more options will be issued under the 2000 Stock Option Plan. The 2004 Plan expires in 2014 and is generally used for making annual grants to officers and directors as a part of Lumera’s executive performance review process to employees other than officers and directors. Annual stock option grants for executives are a key element of market-competitive total compensation. Individual grant amounts are based on internal factors, such as the size of prior grants, relative job scope and contributions made during the past year, as well as a review of publicly available data on senior management compensation at other companies.

In general, initial grants that employees receive when they begin employment at Lumera are exercisable in 25% annual increments over a four-year period. Grants subsequent to hire generally become exercisable in 25% annual increments over a four-year period. Stock options under the 2004 plan are granted at a price equal to the market price on the date of grant.

Compensation of the Chief Executive Officer

The base salary of our chief executive officer Thomas D. Mino is reviewed annually by the Compensation Committee, currently established as $340,000 in Mr. Mino’s amended and restated employment agreement. Such salary level was established on the basis of the base salary levels in effect for chief executive officers at comparable technology companies. This salary level for Mr. Mino places him in a competitive salary range relative to other companies similar to Lumera. Mr. Mino earned $290,000 in bonuses during 2004, including $60,000 tied to completing the company’s public stock offering. The annual performance portion of Mr. Mino’s bonus is 68% of base pay and is slightly above general market data suggesting that short-term incentive grants were approximately 50% of base pay on average.

Mr. Mino was also awarded stock options for 150,000 shares of common stock at an exercise price of $2.00. The grants reflected the compensation committee’s continuing policy to maintain Mr. Mino’s option and stock holdings at a level consistent with that for other chief executive officers of comparable technology companies in the industry and to subject a portion of his overall compensation each year to the market performance of our common stock.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code, which was enacted into law in 1993, disallows a federal income tax deduction for compensation paid to certain officers, to the extent that compensation exceeds one (1) million dollars per officer in any one year. This limitation will apply to all compensation that is not considered to be performance based. Compensation that does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. Our 2000 Stock Option Plan and 2004 Equity Plan have been structured so any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation. The cash compensation paid to our executive officers during fiscal 2004 did not exceed the one (1) million dollar limit per officer.

COMPENSATION COMMITTEE

Fraser Black, Chairman

Robert A. Ratliffe

Donald Guthrie

INFORMATION ABOUT LUMERA COMMON STOCK OWNERSHIP

The following table shows as of March 31, 2005, the number of shares of common stock held by all persons we know to beneficially own at least 5% of the Company’s common stock, the Company’s directors, the executive officers named in the executive compensation table on page 11 of this Proxy Statement, and all directors and executive officers as a group.

Name and Address of Beneficial Owner	Number of Shares(1)	Percentage of Common Stock(2)
Microvision	5,604,233	33.47%

Cisco Systems	974,439	5.88%

Richard Rutkowski (3) c/o Lumera Corporation 19910 North Creek Parkway Bothell, WA 98011	5,824,233	34.64%

Robert A. Ratliffe (4) c/o Lumera Corporation 19910 North Creek Parkway Bothell, WA 98011	5,739,233	34.10%

Thomas D. Mino (5) c/o Lumera Corporation 19910 North Creek Parkway Bothell, WA 98011	350,000	2.07%

C. James Judson (6) c/o Lumera Corporation 19910 North Creek Parkway Bothell, WA 98011	68,660	*	%

Fraser Black (7) c/o Lumera Corporation 19910 North Creek Parkway Bothell, WA 98011	35,000	*	%

Donald Guthrie (7) c/o Lumera Corporation 19910 North Creek Parkway Bothell, WA 98011	35,000	*	%

Robert J. Petcavich (7) c/o Lumera Corporation 19910 North Creek Parkway Bothell, WA 98011	25,000	*	%

Daniel C. Lykken (8) c/o Lumera Corporation 19910 North Creek Parkway Bothell, WA 98011	18,750	*	%

Peter J. Biere c/o Lumera Corporation 19910 North Creek Parkway Bothell, WA 98011	—	*	%

All executive officers and directors as a group (9 persons)(9)	6,491,643	36.95%

*	Less than 1% of the outstanding shares of common stock.
(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants that are currently exercisable or convertible or may be exercised or converted within sixty days are deemed to be outstanding and to be beneficially owned by the person holding these options or warrants for the purpose of computing the number of shares beneficially owned and the percentage of ownership of the person holding these securities, but are not outstanding for the purpose of computing the percentage ownership of any other person or entity. Subject to community property laws where applicable, the Company believes that each shareholder named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned thereby.
(2)	Percentage of common stock is based on 16,574,555 shares of common stock outstanding as of March 31, 2005.
(3)	Includes 70,000 shares issuable within 60 days upon exercise of options. Also includes 5,433,777 shares of common stock and a warrant exercisable for 170,456 shares of common stock owned by Microvision, Inc. Mr. Rutkowski, one of our directors, is Chief Executive Officer and director of Microvision, Inc., and thus may be deemed to share voting and investment power with respect to shares held by Microvision, Inc.
(4)	Includes 85,000 shares issuable within 60 days upon exercise of options. Also includes 5,433,777 shares of common stock and a warrant exercisable for 170,456 shares of common stock owned by Microvision, Inc. Mr. Ratliffe, one of our directors, is a director of Microvision, Inc., and thus may be deemed to share voting and investment power with respect to shares held by Microvision, Inc.
(5)	Includes 350,000 shares issuable within 60 days upon exercise of options.
(6)	Includes 35,000 shares issuable within 60 days upon exercise of options. Mr. Judson disclaims ownership of 33,660 shares owned by a family investment LLC controlled by his adult children, and over which he has no control.
(7)	Includes 25,000 shares issuable within 60 days upon exercise of options.
(8)	Includes 18,750 shares issuable within 60 days upon exercise of options.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return on an initial $100 investment in the Company’s common stock since July 26, 2004, to two indices: the NASDAQ Stock Market Index and an index of peer companies selected by the Company (“Peer Index”). The companies in the Peer Index are as follows: Applera Corporation, Ciphergen Biosytems, Inc., Avanex, Inc. and JDS Uniphase. The past performance of the Company’s common stock is not an indication of future performance. We cannot assure you that the price of the Company’s common stock will appreciate at any particular rate or at all in future years.

Date	Lumera	NASDAQ Stock Market Index	Company Determined Peer Index
7/26/04	100.00	100.00	100.00
12/31/04	126.44	117.44	114.38

EQUITY COMPENSATION PLAN INFORMATION

The following table shows the number of shares of common stock that could be issued upon exercise of outstanding options and warrants, the weighted average exercise price of the outstanding options and warrants and the remaining shares available for future issuance as of December 31, 2004.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	1,778,630	$4.88	1,742,450
Equity compensation plans not approved by securityholders	0	—	—

Total	1,778,630	$4.88	1,742,450

The options are administered by the Board of Directors or its authorized agents. Options surrendered, canceled or terminated without having been exercised in full will again be available for issuance by the Company. The options are not transferable other than by will or the laws of descent and distribution. Each option is exercisable during the lifetime of the optionee only by such optionee, upon its vest date and thereafter through the expiration date, subject to the termination of employment or service provisions. Following termination of employment by the Company other than for cause, resignation in lieu of dismissal, disability or death, an option holder may exercise options, vested as of the date of termination, within three months before the options will automatically expire, and any unvested options will automatically expire upon the termination date. Following termination of a contractor’s service by the Company other than for cause, an option holder may exercise options, vested as of the date of termination, within the stipulated term of the option, usually two years following the cessation of service, and any unvested options will automatically expire upon the termination date. The number and class of shares covered by the options and the exercise price per share shall be proportionately adjusted for any change in the number of issued shares of common stock of the Company resulting from a stock split, stock dividend or consolidation of shares or any like capital stock adjustment. In the event of a merger, consolidation or plan of exchange to which the Company is a party or a sale of all or substantially all of the Company’s assets, the Board of Directors may elect to treat the options in one of the following ways: (i) outstanding options would remain in effect in accordance with their terms; (ii) outstanding options would be converted into options to purchase stock in the surviving or acquiring corporation in the transaction; or (iii) outstanding options would be exercised within a period determined by the Board of Directors prior to the consummation of the transaction, after which time the options automatically expire. The Board may accelerate the vesting of the options so they are exercisable in full.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Relationship with Microvision

As of April 1, 2005, Microvision Inc. owned approximately 33% of the Company’s outstanding common stock. Richard F. Rutkowski, Chief Executive Officer and President of Microvision and a member of Microvision’s board of directors, and Robert A. Ratliffe, a member of Microvision’s board of directors, also serve as members of our board of directors. In February 2004, the Company agreed to pay Mr. Rutkowski a $5,000 monthly retainer to supplement the Company’s management team during our public offering. During this retainer period, which ended in July 2004, Mr. Rutkowski also performed his role as chief executive officer of Microvision. The Company also paid Mr. Rutkowski a one-time fee of $100,000 upon the successful completion of the Company’s convertible note financing in April 2004. The Company recognized $130,000 of administrative expense during this period. In addition, the Company paid Mr. Rutkowski a one-time fee of $100,000 for consulting services provided in connection with the Company’s initial public offering, which was treated as a cost of raising capital. The boards of both Microvision and the Company approved paying Mr. Rutkowski these fees.

During 2002, 2003 and 2004, the Company was allocated lease and utilities costs from Microvision under a month-to-month lease. In addition, the Company was charged a $5,000 per month fee to reimburse Microvision for certain other charges not directly incurred by the Company.

In 2004, the Company entered into a sublease agreement with Microvision for its corporate facilities at a base rate of approximately $21,000 per month, plus common area charges, which is effective through April 6, 2006.

The following are a summary of charges from Microvision to the Company for each year ended December 31:

	2004	2003	2002
Rent	$320,000	$317,000	$292,000
Allocated Services	57,000	54,000	48,000
Fees	60,000	60,000	60,000

Total	$437,000	$431,000	$400,000

AUDIT COMMITTEE REPORT

Role of the Audit Committee

The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee’s primary role is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal controls, and audit functions. The Audit Committee provides advice, counsel and direction to management and the auditors on the basis of the information it receives and discussions with management and the auditors. The Audit Committee is also responsible for overseeing the engagement and independence of the Company’s independent auditors.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditor. The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of the Company’s financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company’s internal financial controls and financial disclosure procedures.

Membership and Meetings

The Audit Committee is composed of three non-employee directors (Messrs. Guthrie, Black and Judson), each of whom is an “Independent Director” under the rules of the NASDAQ National Market governing the qualifications of audit committees. The Audit Committee, which was formed in July 2004, held three meetings during the last half of 2004.

Audit Committee Financial Expert

The “audit committee financial expert” designated by our Board is Don Guthrie, an Independent Director and has served since August 2004 as Chair of the Company’s Audit Committee. Mr. Guthrie holds a degree in economics and statistics and an MBA. During the past 15 years Mr. Guthrie has overseen and actively supervised the financial and accounting functions, with a breadth and level of complexity comparable to accounting issues raised by the Company’s financial statements (including issues relating to estimates, accruals, and reserves) for three publicly reporting companies.

Review of the Company’s Audited Financial Statements

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2004 with the Company’s management and management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent auditors for the fiscal year ended December 31, 2004, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (Communication with Audit Committees). The Audit Committee also reviewed with the independent auditors their judgments as to the quality and the acceptability of the Company’s accounting principles and such other matters as are required to be discussed with audit committees under generally accepted accounting standards.

The Audit Committee received from PricewaterhouseCoopers LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with the firm its independence. Based on the review and discussions noted above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Charter of the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Limitations on Role and Responsibilities of Audit Committee and Use and Application of Audit Committee Report

Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors, PricewaterhouseCoopers LLP, are responsible for auditing those financial statements. The Audit Committee is responsible for monitoring and reviewing these processes. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. Audit Committee members are not employees of the Company and are not, and do not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements. The Audit Committee’s oversight does not provide the Audit Committee with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that PricewaterhouseCoopers LLP is in fact “independent.”

This report of the Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference.

Audit Committee

Donald Guthrie, Chairman

Fraser Black

C. James Judson

INDEPENDENT ACCOUNTANTS

Our Board of Directors has selected PricewaterhouseCoopers LLP to serve as the Company’s independent accountants for fiscal year 2005. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

Audit Fees

The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q were approximately $215,000 for the year ended December 31, 2004 and were $329,000 for audit services rendered in conjunction with the Company’s registration statement on Form S-1 dated July 22, 2004. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s annual financial statements were $15,800 for the year ended December 31, 2003 (during which period we were not a public company).

Audit-Related Fees

PricewaterhouseCoopers LLP did not perform any audit-related professional services for us during the years ended December 31, 2004 or December 31, 2003.

Tax Fees

Fees for tax services, including tax compliance, tax advice, and tax planning, totaled $9,500 in 2004 and $4,500 in 2003.

All Other Fees

No other services were provided, other than described above, for 2004 and 2003.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee pre-approves all audit services and all permitted non-audit services by the independent auditors. The Audit Committee evaluates whether the Company’s use of the independent auditors for permitted non-audit services is compatible with maintaining the independence of the independent auditors. The Audit Committee’s policies prohibit the Company from engaging the independent auditors to provide any services relating to bookkeeping or other services related to accounting records or financial statements, financial information systems design and implementation, appraisal or valuation services, fairness opinions or contribution-in-kind reports, actuarial services, or internal audit outsourcing services unless it is reasonable to conclude that the results of these services will not be subject to audit procedures. The Audit Committee’s policies completely prohibit the Company from engaging the independent auditors to provide any services relating to any management function, expert services not related to the audit, legal services, broker-dealer, investment adviser, or investment banking services or human resource consulting. The Audit Committee approved in advance all fees for services provided by the Company’s independent auditor for audit and tax periods during 2003 and 2004.

INFORMATION ABOUT SHAREHOLDER PROPOSALS

In order for a shareholder proposal to be considered for inclusion in our proxy statement for the 2006 Annual Meeting, the written proposal must be received by the Company no later than December 27, 2005. Shareholder proposals must comply with SEC regulations regarding the inclusion of shareholder proposals in company sponsored proxy materials and must contain the information required in our bylaws for shareholder proposals. If you wish to obtain a free copy of our bylaws, please contact Lumera Corporation, P.O. Box 3040, Bothell, Washington 98041, Attention: Investor Relations.

If a shareholder proposal is not included in our proxy statement for the 2006 Annual Meeting, it may be raised from the floor during the meeting if written notice of the proposal is received by the Company not less than 60 nor more than 90 days prior to the anniversary date of the prior year’s annual meeting or, if the annual meeting is advanced or delayed more than 30 days from the anniversary date of the prior year’s meeting, by the close of business on the 90th day prior to the annual meeting or the 10th day following the first public announcement of the meeting.

You also may propose candidates for consideration by the Nominating and Corporate Governance Committee for nomination as directors by writing to us. In order to nominate a director for election at next year’s annual meeting of shareholders, you must comply with the Director recommendation procedures described on page 9.

ADDITIONAL INFORMATION

Annual Report

The Company’s Annual Report for the fiscal year ended December 31, 2004, was first mailed to the shareholders of the Company with this Proxy Statement on or about April 22, 2005. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference herein.

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this Proxy Statement entitled “Report on Executive Compensation for 2004 by the Compensation Committee,” “Audit Committee Report” and “Stock Performance Graph” will not be deemed incorporated, unless otherwise specifically provided in such filing.

A copy of our Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2004, as filed with the SEC may be obtained by shareholders without charge via our internet investor page found at www.lumera.com, by written or oral request to Investor Relations, Lumera Corporation, P.O. Box 3040, Bothell, Washington 98041-3040, telephone (425) 398-6546, or may be accessed on the Internet at www.sec.gov.

Householding

Only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Company of their desire to receive multiple copies of the proxy statement. The Company will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Investor Relations. Shareholders residing at the same address and currently receiving only one copy of the proxy statement may contact Investor Relations to request multiple copies of the proxy statement in the future. Shareholders residing at the same address and currently receiving multiple copies of the proxy statement may contact Investor Relations to request that only a single copy of the proxy statement be mailed in the future. Contact Investor Relations by phone at (425) 398-6546, by fax at (425) 398-6598, by mail to Investor Relations, Lumera Corporation, P.O. Box 3040, Bothell, Washington 98041-3040, or by e-mail to hjaillet@lumera.com.

Voting by Telephone or the Internet

Provision has been made for you to vote your shares of common stock by telephone or via the Internet. You may also vote your shares by mail. Please see the proxy card or voting instruction form accompanying this Proxy Statement for specific instructions on how to cast your vote by any of these methods.

Votes submitted by telephone or via the Internet must be received by 5:00 p.m., Pacific Daylight Savings time, on June 1, 2005. Submitting your vote by telephone or via the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting.

The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. We have been advised that the Internet voting procedures that have been made available to you are consistent with the requirements of applicable law. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholder.

By Order of the Board of Directors,

Thomas D. Mino Chief Executive Officer

April 22, 2005

Bothell, Washington

Appendix A

LUMERA CORPORATION

AUDIT COMMITTEE CHARTER

Mission Statement

The Audit Committee (the “Committee”) of Lumera Corporation (the “Company”) is appointed by the Board of Directors as a permanent committee to assist it in monitoring and overseeing (1) the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company, (2) the integrity of the financial statements of the Company, (3) the compliance by the Company with legal and regulatory requirements, and (4) the performance of the Company’s internal finance and accounting personnel and its independent auditors.

In particular, and without limiting the generality of the foregoing, the purpose of the Committee is to undertake the duties of an audit committee described in, and otherwise to assist the Company in complying with the requirements of, Rule 4350(d) of the Rules of the National Association of Securities Dealers, Inc. (the “NASD”), applicable rules of the Securities and Exchange Commission (the “Commission”), and any other similar rules of the NASD, the Commission or of any securities exchange or trading facility to which the Company may become subject.

In carrying out its functions, the Committee shall serve as an independent and objective monitor of the performance of the Company’s financial reporting processes and system of internal controls; review and assess the audit work of the Company’s independent auditors and internal accounting and finance personnel; and facilitate open, ongoing communication among the independent auditors, internal financial and accounting personnel, senior management, and the Board of Directors concerning the Company’s financial condition and results of operations and financial reporting practices.

Organization and Membership

The Committee will be comprised of not less than three nor more than four members of the Board of Directors (the “Members”), each of whom shall be an independent director as defined in NASD Rule 4200(a)(15) and as provided for under Commission Rule 10A-3(b)(1) (subject to the exemptions provided in Rule 10A-3(c)). A copy of NASD Rule 4200(a)(15) is attached as Exhibit A and a copy of Rule 10A-3(b)(1) is attached as Exhibit B.

Each Member shall be appointed annually by the Board of Directors at its annual meeting and will serve at the pleasure of the Board of Directors until the next annual meeting of shareholders or until such Member’s replacement has been appointed. The Board of Directors will select the chair of the Committee (the “Chair”).

Each Member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. Each Member must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. At least one Member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities as required by NASD Rule 4350(d).

Meetings

In addition to meetings described in the following section, the Committee shall meet at least four times annually in conjunction with each quarterly review and annual audit of the Company’s financial statements, which meetings shall be prior to the quarterly and annual earnings releases. Committee meetings may be held at such other times as the Members or the Chair may deem necessary or appropriate.

Committee meetings may be held in person or, at the option of the Chair, by conference telephone call. If any Member expects to participate in a Committee meeting by conference telephone call he or she shall so advise the Chair and, whenever reasonably possible, such Member shall be furnished with copies of financial statements, reports or other documents that will be discussed at the meeting so as to permit such Member to fully engage in the discussions as if such Member had attended the meeting in person.

Responsibilities of the Committee

The functions set forth below shall be the common recurring activities of the Committee in carrying out its oversight responsibilities. In particular, and without limiting the generality of the foregoing, the Committee shall undertake the responsibilities and duties prescribed by the NASD, the Commission or other regulatory bodies having jurisdiction over the financial affairs of the Company. The functions set forth below shall be deemed to include such responsibilities and duties, as they may be promulgated from time to time, as if they were specifically listed below.

The Committee’s responsibility is oversight, and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The independent auditor is responsible for planning and conducting audits to determine whether the financial statements present fairly in all material respects the financial position of the Company. The Committee has direct and sole responsibility for the appointment, compensation, oversight and replacement, if necessary, of the independent auditor, including the resolution of disagreements between management and the auditor regarding financial reporting. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors). The Committee has the authority to retain legal, accounting or other experts that it determines to be necessary to carry out its duties. It also has authority to determine compensation for such advisors, as well as for the independent auditor and to make payments for ordinary administrative expenses that are necessary or appropriate in carrying out the Committee’s duties.

1. Duties and Proceedings of the Audit Committee

The Committee shall assist the Board of Directors in fulfilling its oversight responsibilities by accomplishing the following:

Oversight of Independent Auditor.

•	Annually evaluate, determine the selection and compensation of, and if necessary, determine the replacement of or rotation of, the independent auditor.

•	Pre-approve all auditing services (including comfort letters and statutory audits) and all permitted non-audit services by the auditor.

•	Receive formal written statements, at least annually, from the independent auditor regarding the auditor’s independence, including a delineation of all relationships between the auditor and the Company; discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, addressing at least the matters set forth in Independence Standards Board Standard No. 1; and if so determined by the Committee, recommend that the Board of Directors take appropriate action to satisfy itself of the independence of the auditor.

•	At least annually, receive a report, orally or in writing, from the independent auditor detailing the firm’s internal quality control procedures and any material issues raised by the independent auditor’s internal quality control review, peer review or any governmental or other professional inquiry performed within the past five years and any remedial actions implemented by the firm.

Oversight of Audit Process and Company’s Legal Compliance.

•	Review with each of the internal and independent auditors the overall scope and plans for audits.

•	Review and discuss with management and internal auditors the Company’s system of internal control and discuss with the independent auditor any significant matters regarding internal controls over financial reporting that have come to its attention during the conduct of its audit.

•	Review and discuss with management, internal auditors and independent auditor the Company’s financial and critical accounting practices, and policies relating to risk assessment and management.

•	Receive and review reports of the independent auditor discussing 1) all critical accounting policies and practices to be used in the firm’s audit of the Company’s financial statements, 2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and 3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•	Review and discuss with management and the independent auditor the annual and quarterly financial statements and MD&A of the Company prior to the filing of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Discuss results of the annual audit and quarterly review and any other matters required to be communicated to the committee by the independent auditor under generally accepted auditing standards. Discuss with management and independent auditor their judgment about the quality of accounting principles, the reasonableness of significant judgments, including a description of any transactions as to which the management obtained Statement on Auditing Standards No. 50 letters, and the clarity of disclosures in the financial statements, including the Company’s disclosures of critical accounting policies and other disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations.”

•	Review, or establish standards for the type of information and the type of presentation of such information to be included in, earnings press releases and earnings guidance provided to analysts and rating agencies.

•	Discuss with management and independent auditor any changes in Company’s critical accounting principles and the effects of alternative GAAP methods, off-balance sheet structures and regulatory and accounting initiatives.

•	Review material pending legal proceedings involving the Company and other contingent liabilities.

•	Meet, periodically, with the CEO, CFO, the senior internal auditing executive and the independent auditor in separate executive sessions to discuss results of examinations. In connection with and prior to giving their required certifications, the CEO and CFO must disclose to the auditors and the Committee all significant deficiencies and material weaknesses in the design or operation of internal controls, and any fraud that involves management or other employees who have a significant role in the company’s internal controls.

•	Discuss with independent auditor the matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees or contractors of concerns regarding questionable accounting or accounting matters.

2. Other Responsibilities

In addition to the foregoing, the Audit Committee shall:

•	Review adequacy of this audit committee charter annually and submit charter to Board of Directors for approval.

•	Prepare report for inclusion in the Company’s annual proxy statement as required by the rules of the Securities and Exchange Commission.

•	Put in place an appropriate control process for reviewing and approving Company’s internal transactions and accounting.

•	Review all transactions between the Company and related parties or affiliates of the officers of the Company.

•	Review any requested waivers of the Company’s Code of Conduct that involve any of the Company’s executive officers or other principal accounting officer or controller.

•	Report recommendations to the Board on a regular basis and present to the Board of Directors an annual performance evaluation of the Committee.

•	Perform any other activities consistent with the Charter, By-laws and governing law as the Board of Directors or the Audit Committee shall deem appropriate, including holding meetings with the Company’s investment bankers and financial analysts.

Effectiveness

Adopted by the Board of Directors on July 13, 2004.

Exhibit A

NASD RULE 4200(a)(15)—DEFINITION OF INDEPENDENT DIRECTOR

“Independent director” means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

(A) a director who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company;

(B) a director who accepted or who has a Family Member who accepted any payments from the company or any parent or subsidiary of the company in excess of $60,000 during the current or any of the past three fiscal years, other than the following:

(i) compensation for board or board committee service;

(ii) payments arising solely from investments in the company’s securities;

(iii) compensation paid to a Family Member who is a non-executive employee of the company or a parent or subsidiary of the company;

(iv) benefits under a tax-qualified retirement plan, or non-discretionary compensation; or

(v) loans permitted under Section 13(k) of the Act.

Provided, however, that audit committee members are subject to additional, more stringent requirements under Rule 4350(d).

(C) a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company as an executive officer;

(D) a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years (other than those arising solely from investments in the corporation’s securities) that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years, other than the following:

(i) payments arising solely from investments in the company’s securities; or

(ii) payments under non-discretionary charitable contribution matching programs.

(E) a director of the listed company who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the listed company serve on the compensation committee of such other entity; or

(F) a director who is, or has a Family Member who is, a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit at any time during any of the past three years; or

(G) in the case of an investment company, in lieu of paragraphs (A-F), a director who is an “interested person” of the company as defined in section 2(a)(19) of the Investment Company Act of 1940, other than in his or her capacity as a member of the board of directors or any board committee.

Exhibit B

COMMISSION RULE 10A-3(b)(1)

Independence.

(i) Each member of the audit committee must be a member of the board of directors of the listed issuer, and must otherwise be independent; provided that, where a listed issuer is one of two dual holding companies, those companies may designate one audit committee for both companies so long as each member of the audit committee is a member of the board of directors of at least one of such dual holding companies.

(ii) Independence requirements for non-investment company issuers. In order to be considered to be independent for purposes of this paragraph (b)(1), a member of an audit committee of a listed issuer that is not an investment company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(A) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof, provided that, unless the rules of the national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service); or

(B) Be an affiliated person of the issuer or any subsidiary thereof.

(iii) Independence requirements for investment company issuers. In order to be considered to be independent for purposes of this paragraph (b)(1), a member of an audit committee of a listed issuer that is an investment company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(A) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof, provided that, unless the rules of the national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service); or

(B) Be an “interested person” of the issuer as defined in section 2(a)(19) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(19)).

(iv) Exemptions from the independence requirements.

(A) For an issuer listing securities pursuant to a registration statement under section 12 of the Act (15 U.S.C. 78l), or for an issuer that has a registration statement under the Securities Act of 1933 (15 U.S.C. 77a et seq.) covering an initial public offering of securities to be listed by the issuer, where in each case the listed issuer was not, immediately prior to the effective date of such registration statement, required to file reports with the Commission pursuant to section 13(a) or 15(d) of the Act (15 U.S.C. 78m(a) or 78o(d)):

(1) All but one of the members of the listed issuer’s audit committee may be exempt from the independence requirements of paragraph (b)(1)(ii) of this section for 90 days from the date of effectiveness of such registration statement; and

(2) A minority of the members of the listed issuer’s audit committee may be exempt from the independence requirements of paragraph (b)(1)(ii) of this section for one year from the date of effectiveness of such registration statement.

(B) An audit committee member that sits on the board of directors of a listed issuer and an affiliate of the listed issuer is exempt from the requirements of paragraph (b)(1)(ii)(B) of this section if the member, except for being a director on each such board of directors, otherwise meets the independence requirements of paragraph (b)(1)(ii) of this section for each such entity, including the receipt of only ordinary-course compensation for serving as a member of the board of directors, audit committee or any other board committee of each such entity.

(C) An employee of a foreign private issuer who is not an executive officer of the foreign private issuer is exempt from the requirements of paragraph (b)(1)(ii) of this section if the employee is elected or named to the board of directors or audit committee of the foreign private issuer pursuant to the issuer’s governing law or documents, an employee collective bargaining or similar agreement or other home country legal or listing requirements.

(D) An audit committee member of a foreign private issuer may be exempt from the requirements of paragraph (b)(1)(ii)(B) of this section if that member meets the following requirements:

(1) The member is an affiliate of the foreign private issuer or a representative of such an affiliate;

(2) The member has only observer status on, and is not a voting member or the chair of, the audit committee; and

(3) Neither the member nor the affiliate is an executive officer of the foreign private issuer.

(E) An audit committee member of a foreign private issuer may be exempt from the requirements of paragraph (b)(1)(ii)(B) of this section if that member meets the following requirements:

(1) The member is a representative or designee of a foreign government or foreign governmental entity that is an affiliate of the foreign private issuer; and

(2) The member is not an executive officer of the foreign private issuer.

(F) In addition to paragraphs (b)(1)(iv)(A) through (E) of this section, the Commission may exempt from the requirements of paragraphs (b)(1)(ii) or (b)(1)(iii) of this section a particular relationship with respect to audit committee members, as the Commission determines as the Commission determines appropriate in light of the circumstances.

PROXY

LUMERA CORPORATION

Annual Meeting, June 2, 2005

PROXY SOLICITED BY BOARD OF DIRECTORS The Annual Meeting of Shareholders of Lumera Corporation will be held on June 2, 2005, at 9:30 a.m., Pacific Daylight Time, at the Bellevue Club, 11200 SE 6th Street Bellevue, Washington, 98004

The undersigned hereby appoints Thomas D. Mino, Peter J. Biere, and Todd R. McIntyre, and each of them, each with power to appoint his substitute, as proxies to vote and act at the annual meeting of shareholders of Lumera Corporation (the “Company”) to be held on June 2, 2005, or any adjournment or postponement thereof with respect to the number of shares of common stock of the Company as to which the undersigned may be entitled to vote or act. The undersigned instructs such proxies to vote as designated on the matters specified on the reverse side hereof, as described in the accompanying notice of annual meeting and proxy statement, receipt of which is acknowledged. All proxies previously given by the undersigned in respect of the annual meeting are hereby revoked.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

LUMERA CORPORATION

June 2, 2005

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

The Board of Directors recommends a vote FOR each of the following matters:

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. The election of six directors.

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT (See instructions below)

NOMINEES:

Thomas D. Mino

Robert A. Ratliffe

Fraser Black

Donald Guthrie

C. James Judson

Richard Rutkowski

The shares represented by this proxy will be voted as specified, but if no specification is made, this proxy will be voted FOR the nominees for director. The proxies may vote in their discretion as to other matters that may come before this meeting or any adjournment or postponement thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder Date: Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

LUMERA CORPORATION

June 2, 2005

PROXY VOTING INSTRUCTIONS

MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER

ACCOUNT NUMBER

You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

The Board of Directors recommends a vote FOR each of the following matters:

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. The election of six directors.

NOMINEES:

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT (See instructions below)

Thomas D. Mino

Robert A. Ratliffe

Fraser Black

Donald Guthrie

C. James Judson

Richard Rutkowski

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

The shares represented by this proxy will be voted as specified, but if no specification is made, this proxy will be voted FOR the nominees for director. The proxies may vote in their discretion as to other matters that may come before this meeting or any adjournment or postponement thereof.

Signature of Shareholder Date: Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.